American Century Variable Portfolios, Inc. Prospectus Supplement VP International Fund
Supplement dated July 16, 2010 ■ Prospectus dated May 1, 2010

Effective July 16, 2010, American Century Global Investment Management, Inc. (ACGIM) merged into American Century Investment Management, Inc. (ACIM).

The following replaces the Investment Advisor under Portfolio Management on page 4 of the prospectus:

Investment Advisor

American Century Investment Management, Inc.

The following replaces the first two paragraphs under The Investment Advisor on page 8 of the prospectus:

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

The following replaces the Recent Events Affecting Investment Advisory and Subadvisory Agreements section on pages 8-9 of the prospectus:

A discussion regarding the basis for the Board’s approval of the previous investment advisory agreements is available in the fund’s report to shareholders dated June 30, 2009.  A discussion regarding the basis for the Board’s approval of the current advisory agreement will be available in the fund’s report to shareholders dated June 30, 2010.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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